Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of, Endo Pharmceuticals Inc. (the “Company”) on Form 10-Q/A for the period ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David P. Holveck, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ DAVID P. HOLVECK
Name:	David P. Holveck
Title:	President & Chief Executive Officer (Principal Executive Officer)
Date:	December 12, 2008

A signed original of this written statement required by Section 906 has been provided to, and will be retained by, Endo Pharmaceuticals Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.